Supplement to the
Strategic Advisers® Core Multi-Manager Fund
July 30, 2018
Summary Prospectus

On September 13, 2018, the Board of Trustees approved a plan of liquidation for Strategic Advisers® Core Multi-Manager Fund. Following Board approval, the fund’s assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. The fund is expected to liquidate on or about December 12, 2018. Effective after the close of business on December 4, 2018, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

MMC-SUM-18-01 1.9879801.102	September 21, 2018

Supplement to the
Strategic Advisers® Core Multi-Manager Fund
Class L and Class N
July 30, 2018
Summary Prospectus

On September 13, 2018, the Board of Trustees approved a plan of liquidation for Strategic Advisers® Core Multi-Manager Fund. Following Board approval, the fund’s assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. The fund is expected to liquidate on or about December 12, 2018. Effective after the close of business on December 4, 2018, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

MMC-L-MMC-N-SUM-18-01 1.9879802.102	September 21, 2018